PLAN INVESTMENT FUND, INC.

SUPPLEMENT DATED OCTOBER 24, 2008
TO THE PROSPECTUS DATED APRIL 29, 2008
     As previously disclosed, Plan Investment Fund, Inc. (the “Fund”) filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”), relating to its Government/REPO Portfolio and its Money Market Portfolio, to participate in the Treasury’s Temporary Guarantee Program (the “Program”) for Money Market Funds. On October 21, 2008, the Treasury advised the Fund that it has been accepted for participation in the Program.
     Please see the Supplement dated October 10, 2008 to the Fund’s Prospectus dated April 29, 2008 for information relating to the Program.
     For additional information about the Program, please visit the Treasury’s website at http://www.ustreas.gov.
This Supplement should be retained with your Prospectus
for future reference.